Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of November 8, 2021, is among NGL ENERGY OPERATING LLC, a Delaware limited liability company (the “Company”), NGL ENERGY PARTNERS LP, a Delaware limited partnership (the Parent”), each Guarantor party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”) and the Lenders party hereto.

Recitals

A.    WHEREAS, the Company, the Parent, the Administrative Agent and the Lenders party thereto from time to time are parties to that certain Credit Agreement dated as of February 4, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof (the “Existing Credit Agreement”) and as amended by this Amendment and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain loans to, and extensions of credit on behalf of, the Company.

B.    WHEREAS, the Company, the Parent, the Administrative Agent and the Lenders party hereto have agreed to make certain amendments and modifications to the Existing Credit Agreement as set forth herein.

C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the Credit Agreement.

Section 2.    Amendments to Credit Agreement. On the Amendment Effective Date, the following amendments to the Existing Credit Agreement shall become effective:

2.1    Amendments to Section 1.2. Section 1.2 of the Existing Credit Agreement is hereby amended as follows:

(a) The following defined terms are hereby in the appropriate alphabetical order to read in their respective entirety as follows:

“Borrowing Base Availability” means, as of any date of determination, the amount by which the Borrowing Base then in effect exceeds the Aggregate Revolving Credit Extensions of Credit.

“First Amendment Effective Date” means November 8, 2021.

(b) The term “Designated Swap Obligations” is hereby amended and restated to read in its entirety as follows:

“Designated Swap Obligations” means, as of any date, Swap Obligations that are Finance Obligations and that have been designated in writing by the Company in its sole discretion (or designated in the Borrowing Base Certificate most recently delivered on or prior to such date) to the Administrative Agent as “Designated Swap Obligations”; provided that in each case such designation shall not become effective until the third Business Day following the Administrative Agent’s receipt of such designation (it being acknowledged and agreed that, unless so designated, no Reserve in respect of such Swap Obligation will be instituted or maintained).

2.2    Amendments to Section 8.2. Clause (i) of Section 8.2(f) of the Credit Agreement is hereby amended by adding the words “(A) if on or prior to February 28, 2022, (I) after the occurrence and during the continuance of a Cash Dominion Event or (II) if Borrowing Base Availability is less than $100,000,000 or (B) if after February 28, 2022,”.

Section 3.    Conditions Precedent. This Amendment shall become effective on the date (such date, the “Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.1 of the Credit Agreement):

3.1    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable in connection with this Amendment or any other Credit Document on or prior to the Amendment Effective Date, including reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Company pursuant to this Amendment or any other Credit Document (including the out of pocket expenses of counsel to the Administrative Agent and its Affiliates).

3.2    The Administrative Agent shall have received a counterpart of this Amendment signed by the Company, the Parent, each Guarantor and Lenders constituting at least the Required Lenders.

3.3    The Administrative Agent shall have received a certificate from a Responsible Officer of the Company certifying that the representations and warranties set forth in Section 4.2(d) hereof are true and correct.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective (and the Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 (or the waiver of such conditions as permitted in Section 12.1 of the Credit Agreement). Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.    Miscellaneous.

4.1    Confirmation. All of the terms and provisions of the Credit Agreement, as amended by this Amendment, are, and shall remain, in full force and effect following the Amendment Effective Date.

4.2    Ratification and Affirmation; Representations and Warranties. The Company, the Parent and each Guarantor hereby (a) acknowledges the terms of this Amendment and the Credit Agreement; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, the Credit Agreement and the other Credit Documents and agrees that the Credit Agreement and the other Credit Documents remain in full force and effect; (c) agrees that from and after the Amendment Effective Date (i) each reference to the Credit Agreement in the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment and (ii) this Amendment does not constitute a novation of the Credit Agreement or any other Credit Document; and (d) represents and warrants to the Lenders that as of the date hereof, and immediately after giving effect to the terms of this Amendment, (i) each of the representations set forth in Article 6 of the Credit Agreement, or which are contained in any other Credit Document are, to the extent already qualified by materiality, true and correct in all respects, and, if not so already qualified, are true and correct in all material respects, on and as of the Amendment Effective Date as if made on and as of the Amendment Effective Date (unless stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date.

4.3    Credit Document. This Amendment is a Credit Document.

4.4    Counterparts.

(a) This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(b) Delivery of an executed counterpart of a signature page of this Amendment and/or any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

4.5    Integration. This Amendment, the Credit Agreement and the other Credit Documents represent the entire agreement of the Credit Parties, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to the subject matter hereof or thereof not expressly set forth or referred to herein, in the Credit Agreement or in the other Credit Documents.

4.6    GOVERNING LAW; NO THIRD PARTIES; SUBMISSION TO JURISDICTION; WAIVERS. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE LOANS SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS
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OF THE STATE OF NEW YORK. Sections 12.10 and 12.11 of the Credit Agreement are hereby incorporated herein and apply hereto mutatis mutandis.

4.7    Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.

4.8    Payment of Expenses. Pursuant to Section 12.05(a) of the Credit Agreement, the Company agrees to pay all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation and administration of this Amendment and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated).

4.9    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.10    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, or constitute a waiver or amendment of any provision of the Credit Agreement or any Credit Document. Section 12.3 of the Credit Agreement remains in full force and effect and is hereby ratified and confirmed by the Company, the Parent and each Guarantor.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

COMPANY:                        NGL ENERGY OPERATING LLC

By:    /s/ Linda J. Bridges
Name:    Linda J. Bridges
Title:    Executive Vice President and Chief Financial Officer

PARENT:                        NGL ENERGY PARTNERS LP

By: NGL ENERGY HOLDINGS, LLC, its General Partner

By:    /s/ Linda J. Bridges
Name:    Linda J. Bridges
Title:    Executive Vice President and Chief Financial Officer
First Amendment to Credit Agreement Signature Page

GUARANTORS:
ANTICLINE DISPOSAL, LLC
AWR DISPOSAL, LLC
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
CHOYA OPERATING, LLC
DACO PERMIAN 76, LLC
DISPOSALS OPERATING, LLC
GGCOF HEP BLOCKER, LLC
GGCOF HEP BLOCKER II, LLC
GRAND MESA PIPELINE, LLC
GSR NORTHEAST TERMINALS LLC
HEP INTERMEDIATE HOLDCO, LLC
HEP INTERMEDIATE HOLDCO SUB, LLC
HEP OPERATIONS, LLC
HEP OPERATIONS HOLDINGS, LLC
HEP SHALEWATER SOLUTIONS, LLC
HILLSTONE DACO 76, LLC
HILLSTONE DACO PERMIAN, LLC
HILLSTONE ENVIRONMENTAL PARTNERS, LLC
HILLSTONE PERMIAN ADAMS, LLC
HILLSTONE PERMIAN ARTHUR, LLC
HILLSTONE PERMIAN CLEVELAND, LLC
HILLSTONE PERMIAN FORTRESS, LLC
HILLSTONE PERMIAN GARFIELD, LLC
HILLSTONE PERMIAN HAMILTON, LLC
HILLSTONE PERMIAN HARRISON, LLC
HILLSTONE PERMIAN HAYES, LLC,
HILLSTONE PERMIAN KNOX, LLC
HILLSTONE PERMIAN MADISON, LLC
HILLSTONE PERMIAN MCKINLEY, LLC
HILLSTONE PERMIAN MONROE, LLC
HILLSTONE PERMIAN PIPELINE, LLC
HILLSTONE PERMIAN PIPELINE LOVING BR, LLC
HILLSTONE PERMIAN POKER LAKE, LLC
HILLSTONE PERMIAN RATTLESNAKE, LLC
HILLSTONE PERMIAN REAGAN, LLC
HILLSTONE PERMIAN ROOSEVELT, LLC
HILLSTONE PERMIAN SHULTZ, LLC
HILLSTONE PERMIAN ST. LUCIA, LLC
HILLSTONE PERMIAN TAFT, LLC
HILLSTONE PERMIAN WILSON, LLC
LOVING FORTRESS, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE LOGISTICS, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL DELAWARE BASIN HOLDINGS, LLC
NGL ENERGY EQUIPMENT, LLC
NGL ENERGY FINANCE CORP.
NGL ENERGY GP LLC
NGL ENERGY HOLDINGS II, LLC

By:    /s/ Linda J. Bridges
Name:    Linda J. Bridges
Title:    Executive Vice President and Chief Financial Officer

First Amendment to Credit Agreement Signature Page

GUARANTORS:
NGL ENERGY LOGISTICS, LLC
NGL LIQUIDS, LLC
NGL MARINE, LLC
NGL MILAN INVESTMENTS, LLC
NGL RECYCLING SERVICES, LLC
NGL SOUTH RANCH, INC.
NGL SUPPLY TERMINAL COMPANY, LLC
NGL SUPPLY WHOLESALE, LLC
NGL TM LLC
NGL WASTE SERVICES, LLC
NGL WATER PIPELINES, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS - ORLA SWD, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
NGL WATER SOLUTIONS PRODUCT SERVICES, LLC
RED ROCK MIDSTREAM, LLC
SAND LAKE MIDSTREAM, LLC

By:    /s/ Linda J. Bridges
Name:    Linda J. Bridges
Title:    Executive Vice President and Chief Financial Officer
First Amendment to Credit Agreement Signature Page

ADMINISTRATIVE AGENT AND A LENDER:        JPMORGAN CHASE BANK, N.A

By:    /s/ Stephanie Balette
Name:    Stephanie Balette
Title:    Authorized Officer
First Amendment to Credit Agreement Signature Page

LENDER:                        WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ Becky Rountree
Name:    Becky Rountree
Title:    Vice President
First Amendment to Credit Agreement Signature Page

LENDER:                        THE TORONTO-DOMINION BANK, NEW YORK
BRANCH

By:    /s/ Maria Macchiaroli
Name:    Maria Macchiaroli
Title:    Authorized Signatory
First Amendment to Credit Agreement Signature Page

LENDER:                        ROYAL BANK OF CANADA

By:    /s/ Stuart Coulter
Name:    Stuart Coulter
Title:    Authorized Signatory
First Amendment to Credit Agreement Signature Page

LENDER:                        BARCLAYS BANK PLC

By:    /s/ Jake Lam
Name:    Jake Lam
Title:    Assistant Vice President

First Amendment to Credit Agreement Signature Page